UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

DEPOMED, INC.

(Name of Registrant as Specified In Its Charter)

HORIZON PHARMA PUBLIC LIMITED COMPANY

HORIZON PHARMA, INC.

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed pursuant to Rule 14a-6

of the Securities Exchange Act of 1934, as amended

Filing by: Horizon Pharma Public Limited Company

Subject Company: Depomed, Inc.

SEC File No. of Depomed, Inc.: 001-13111

Horizon Pharma plc (“Horizon Pharma”) has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and accompanying WHITE and BLUE proxy cards to be used to solicit requests that Depomed, Inc. (“Depomed”) call two related special meeting of shareholders.

This Schedule 14A filing consists of the following screenshots of content available at www.HorizonandDepomed.com, a website established by Horizon Pharma that contains information regarding the proposed acquisition of Depomed by Horizon Pharma and Horizon Pharma’s solicitation of requests that Depomed call two related special meetings of shareholders (the “Website”).

Forward-Looking Statements

Some of the statements on the Website and in the documents contained on the Website may contain forward-looking statements, including, but not limited to, statements related to Horizon Pharma’s offer to exchange its ordinary shares for all issued and outstanding shares of Depomed’s stock and the potential strategic and financial benefits thereof, the future financial performance and prospects of each of Horizon Pharma and Depomed, Horizon Pharma’s business strategy and plans, and other statements that are not historical facts.

These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks that the conditions to the exchange offer will not be satisfied, Horizon Pharma will ultimately not pursue a transaction with Depomed or Depomed will reject engaging in any transaction with Horizon Pharma; if the conditions of the exchange offer are satisfied and/or a transaction is negotiated between Horizon Pharma and Depomed, risks related to Horizon Pharma’s ability to complete the acquisition on the proposed terms; the possibility that competing offers will be made; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Horizon Pharma’s shares could decline, as well as other risks related to the Horizon Pharma and Depomed’s businesses, including the ability to grow sales and revenues from existing products; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma’s and Depomed’s respective filings and reports with the SEC. Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, except as required by applicable law or regulation.

For full prescribing information refer to product websites.

Note Regarding Use of Non-GAAP Financial Measures

Some of the documents contained on the Website may contain certain financial measures such as adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, pro forma net sales adjusted for sales of certain products pre-acquisition and adjusted net income that include adjustments to GAAP figures. Adjustments to GAAP figures as well as EBITDA exclude acquisition transaction related expenses, loss on debt extinguishment, as well as non-cash items such as share-based compensation, depreciation and amortization, royalty accretion, non-cash interest expense, and other non-cash adjustments. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. In the case of pro forma net sales, the figures exclude net sales of orphan and oncology products and include net sales attributed to other companies that marketed certain products prior to their acquisition by Horizon Pharma or Depomed, as applicable.

Horizon Pharma believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon Pharma’s and Depomed’s financial performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of Horizon Pharma’s operational results, trends and expectations, including in relation to Depomed. In addition, these non-GAAP financial measures are among the indicators Horizon Pharma’s management uses for planning and forecasting purposes and measuring Horizon Pharma’s performance. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by Horizon Pharma may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies. Horizon Pharma has not provided a reconciliation of adjusted EBITDA or adjusted net income outlook for future periods to a net income (loss) outlook because certain items that are a component of net income (loss) but not part of adjusted EBITDA and/or adjusted net income, such as the gain (loss) on derivative revaluation associated with convertible senior notes, stock compensation, acquisition related expenses and certain purchase accounting items such as intangibles and step-up inventory, cannot be reasonably projected, either due to the significant impact of changes in Horizon Pharma’s or Depomed’s stock price on share-based compensation, the variability associated with acquisition related expenses due to timing and other factors.

Third Party–Sourced Information

Certain information included in the documents contained on the Website has been sourced from third parties. Horizon Pharma does not make any representations regarding the accuracy, completeness or timeliness of such third party information. Permission to cite such information has neither been sought nor obtained.

All information contained on the Website and in the documents contained on the Website regarding Depomed, including its businesses, operations and financial results, was obtained from public sources. While Horizon Pharma has no knowledge that any such information is inaccurate or incomplete, Horizon Pharma has not had the opportunity to verify any of that information.

Additional Information

Neither the Website nor any of the documents contained on the Website constitute an offer to buy or solicitation of any offer to sell or vote securities and each is for informational purposes only. The Website and the documents contained on the Website relate to the offer commenced by Horizon Pharma to exchange each issued and outstanding share of Depomed common stock for 0.95 Horizon ordinary shares. The offer will be made only through the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Horizon Pharma has filed with the SEC. The Website and the documents contained on the Website also relate to a solicitation by Horizon Pharma of Depomed’s shareholders to call two special shareholders meetings to consider the principal proposals described in the Special Meetings Solicitation Statement (as defined below). On September 8, 2015, Horizon Pharma filed a definitive solicitation statement and accompanying WHITE and BLUE proxy cards with the SEC with respect to the solicitation of proxies to call two related special meetings of shareholders (including any amendments and supplements, the “Special Meetings Solicitation Statement”). Subject to further developments, Horizon Pharma may file one or more supplements to the Special Meetings Solicitation Statement and additional solicitation statements and/or one or more proxy statements or other documents with the SEC in connection with such special shareholders meetings, and Horizon Pharma (and, if a negotiated transaction is agreed upon, Depomed) may file one or more registration statements, prospectuses, proxy statements, Exchange Offer Documents or other documents with the SEC in connection with the offer or any other proposed transaction involving Horizon Pharma and Depomed. INVESTORS AND SECURITY HOLDERS OF HORIZON PHARMA AND DEPOMED ARE URGED TO READ CAREFULLY THE SPECIAL MEETINGS SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS), THE ACCOMPANYING WHITE AND BLUE PROXY CARDS AND OTHER SOLICITATION STATEMENTS, PROXY STATEMENTS AND DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL SHAREHOLDERS MEETINGS AND THE EXCHANGE OFFER DOCUMENTS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ANY REGISTRATION STATEMENTS, PROSPECTUSES, PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE OFFER OR ANY OTHER PROPOSED TRANSACTION INVOLVING HORIZON PHARMA AND DEPOMED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON PHARMA, DEPOMED, THE SPECIAL SHAREHOLDERS MEETINGS, THE OFFER OR ANY OTHER PROPOSED TRANSACTION INVOLVING HORIZON PHARMA AND DEPOMED, AS APPLICABLE. Investors and security holders may obtain free copies of the Special Meetings Solicitation Statement, the Exchange Offer Documents and any other related documents (when they are available) filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Horizon Pharma’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor Relations department at 224-383-3400 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

The contents of any website referenced on the Website or in the documents contained on the Website are not incorporated by reference herein.

Certain Information Regarding Participants

Horizon Pharma and/or Depomed and their respective directors, executive officers and certain other employees and the Horizon Pharma nominees may be deemed participants in a solicitation of proxies in connection with the requests to call the special shareholders meetings. You can find information about Horizon Pharma’s directors, executive officers and such certain other employees and any individuals Horizon Pharma is seeking to nominate for election to the Depomed board of directors, as described in the Special Meetings Solicitation Statement, in Horizon Pharma’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, Horizon Pharma’s definitive proxy statement filed with the SEC on May 6, 2015, Horizon Pharma’s Current Report on Form 8-K/A filed with the SEC on July 27, 2015 and the Special Meetings Solicitation Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the special shareholders meetings. You can find information about Depomed’s directors, executive officers and its employees who are participants in such solicitation in Depomed’s definitive proxy statement filed with the SEC on April 16, 2015 and the Special Meetings Solicitation Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the special shareholders meetings. These documents are available free of charge at the SEC’s web site at www.sec.gov and, with respect to Horizon Pharma, from Investor Relations at Horizon Pharma as described above. Additional information regarding the interests of such potential participants is included in the Special Meetings Solicitation Statement and will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available.

The Website is sponsored by Horizon Pharma.